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                                                                   EXHIBIT 99(b)

          CERTIFICATION BY THE CHIEF FINANCIAL AND ACCOUNTING OFFICER RELATING TO THE ANNUAL REPORT CONTAINING FINANCIAL STATEMENTS

     I, Arthur B. Winkleblack, Director, Vice President and Chief Financial and Accounting Officer of H.J. Heinz Finance Company, a Delaware corporation ("Heinz Finance"), hereby certify that, to my knowledge:

     1. Heinz Finance's annual report on Form 10-K for the period ended April 30, 2003 (the "Form 10-K") fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Heinz Finance.

Date: July 24, 2003

                                          By: /s/ ARTHUR B. WINKLEBLACK
                                            ------------------------------------
                                            Name: Arthur B. Winkleblack
                                            Title:  Director, Vice President and
                                                    Chief
                                                 Financial and Accounting
                                                    Officer